Exhibit 10.4 Form of stock receipt.

February 7, 2012
Re: Issuance of Hunt Global Resources, Inc. (a Colorado Corporation) Common Shares

Dear Shareholder:

Thank you for your recent investment in our company. As you know, you are entitled to receive shares in our company, as partial consideration for your recent loan. Within ten (10) days from the date the loan funds, we will make a request to our transfer agent to issue those shares directly to you.

Please review the information set out below and complete any blank spaces so that our records are complete. Once you have completed your review, please sign in the space indicated before a notary public signifying your acceptance and approval.

We will provide you with a fully executed copy of this letter to retain with your records.

Very truly yours,

George T. Sharp
Chief Executive Officer
STATE OF TEXAS                              §
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COUNTY OF MONTGOMERY          §

SUBSCRIBED AND SWORN TO before me by
George T. Sharp, on this the _7th day of
February, 2012.
____________________________________
Notary Public in and for the State of Texas

Number of shares to be issued _________________ (in one certificate)

Name to be listed on Certificate: _________________________________________________

SS# or EIN _________________________________________________

Address for Stock Delivery: _________________________________________________
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